UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2008 (September 12, 2008)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2008, the Company entered into the material agreements described in Item 3.02 below. As more fully described in Item 3.02 below, these agreements relate to the amendments to the Series A Warrant, Series B Warrant, and Series C Warrant issued to Vision Opportunity Master Fund, Ltd. in August 2007 pursuant to a Note and Warrant Purchase Agreement; a portion of these Warrants were recently transferred to an affiliate, Vision Capital Advantage Fund, L.P. (collectively, “Vision,” or the “Holders”). The August 2007 Note and Warrant Purchase Agreement was described in our Current Report on Form 8-K filed with the Commission on August 22, 2007. In addition, Item 3.02 contains a description of the preferred stock issued pursuant to the Exchange Agreements entered into by the Company and the Holders and the exercise by each of Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. of a portion of the as-amended Series C Warrant for shares of the Company’s Series B Convertible Preferred Stock.

Prior to the entry into of the material agreements described in Item 3.02 below, there was no material relationship between the Company and the Holders under the Exchange Agreements and the Warrants Amendments, except to the extent that the Vision Opportunity Master Fund, Ltd. had previously provided financings to the Company in August 2007, November 2007, March 2008, and June 2008, which financings were the subject of Current Reports on Form 8-K filed with the Commission on, respectively, August 22, 2007, December 5, 2007, March 13, 2008, and June 24, 2008. In connection with the consummation of the transactions contemplated by the November 2007 financing, an affiliate of Vision Opportunity Master Fund, Ltd. was appointed to the Company’s board of directors in December 2007. Vision Capital Advantage Fund, L.P., an affiliate of Vision Opportunity Master Fund, Ltd., is a recent transferee of a portion of the Company’s securities owned by Vision Opportunity Master Fund, Ltd.

Item 3.02. Unregistered Sales of Securities.

Amendments to the Series A Warrant, the Series B Warrant, and Series C Warrant

As previously disclosed, the Company and Vision Opportunity Master Fund, Ltd. entered into a Note and Warrant Purchase Agreement dated as of August 16, 2007. As partial consideration for the investment of $5,000,000 in the Company, the Company issued to Vision Opportunity Master Fund, Ltd. (a) a Series A Warrant to purchase up to 8,333,333 shares of the Company’s common stock at an initial exercise price of $.90; (b) a Series B Warrant to purchase up to 2,777,778 shares of the Company’s common stock at an initial exercise price of $1.35; and (c) a Series C Warrant to purchase up to 2,777,778 shares of the Company’s common stock at an initial exercise price of $.90. The respective terms of the Series A Warrant and the Series B Warrant are five years. Initially, the term of the Series C Warrant was one year. In August 2008, the Company and Vision Opportunity Master Fund, Ltd. entered into the Amendment No. 1 to the Series C Warrant of Juma Technology Corp. extending the Series C Warrant’s term to October 16, 2008.

On September 12, 2008, the Company and the Holders again amended the Series C Warrant as well as amending the terms of the Series A Warrant and the Series B Warrant. Under the Amendments No. 1 to Series A Warrant and Series B Warrant to Purchase Shares of Common Stock and Amendments No. 2 to Series C Warrant to Purchase Shares of Common Stock of Juma Technology Corp. between the Company and, respectively, Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. (collectively, the “Warrant Amendments”), (a) the exercise price per share under the Series A Warrant was reduced from $0.90 to $0.72; (b) the exercise price per share under the Series B Warrant was reduced from $1.35 to $0.75; and (c) the exercise price per share under the Series C Warrant was increased from $0.90 to $4.00. The definition of “Warrant Shares” under the Series C Warrant was amended to provide that the shares issuable upon the exercise of the Series C Warrant would be shares of the Company’s Series B Convertible Preferred Stock in lieu of shares of the Company’s common stock. In addition, the number of shares of the Company’s common stock issuable upon the exercise of the Series B Warrant was increased from 2,777,778 to 6,250,000 and the number of shares of the Company’s Series B Convertible Preferred Stock issuable upon the exercise of the Series C Warrant was decreased from 2,777,778 to 625,000. Copies of Warrant Amendments are attached hereto as, respectively, Exhibit 4.1 and Exhibit 4.2.

The Exchange Agreement

In addition to the above referenced amendments, the Company and, respectively, Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. also entered into an Exchange Agreement (collectively, the “Exchange Agreements”). Under the Exchange Agreements, the applicable Holder tendered to the Company the above referenced Series A Warrants, as amended, for cancellation of such Warrants and the exchange of such Warrants for an aggregate of 500,000 shares of the Company’s Series B Convertible Preferred Stock. Copies of the Exchange Agreements between the Company and the Holders dated as of September 12 2008 are attached hereto as, respectively, Exhibit 4.3 and Exhibit 4.4.

The cancellation of the Series A Warrants in exchange for the issuance of shares of the Company’s Series B Convertible Preferred Stock was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended. In this regard, the Company relied on the representations of the Holders contained in the Exchange Agreements.

Partial Exercise of the Series C Warrant

On September 12, 2008, pursuant to the Series C Warrant, as amended, each of Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. exercised a portion of its Series C Warrant. The Holders tendered an aggregate of $1,250,000 to the Company in consideration of the Company’s issuance of an aggregate of 312,500 shares of the Company’s Series B Convertible Preferred Stock. It is anticipated, that these funds, net of professional fees of approximately $31,200 incurred in connection with the negotiation, execution and delivery of the Warrant Amendments and the Exchange Agreements, will be used for general corporate purposes.

Item 8.01. Other Events.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
4.1
Amendment No. 1 to Series A Warrant and Series B Warrant to Purchase Shares of Common Stock and Amendment No. 2 to Series C Warrant to Purchase Shares of Common Stock of Juma Technology Corp. between the Company and Vision Opportunity Master Fund, Ltd.

4.2
Amendment No. 1 to Series A Warrant and Series B Warrant to Purchase Shares of Common Stock and Amendment No. 2 to Series C Warrant to Purchase Shares of Common Stock of Juma Technology Corp. between the Company and Vision Capital Advantage Fund, L.P.

4.3	Exchange Agreement between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of September 12, 2008
4.4	Exchange Agreement between Juma Technology Corp. and Vision Capital Advantage Fund, L.P. dated as of September 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: September 17, 2008

EXHIBIT INDEX

Exhibit Number	Description
4.1
Amendment No. 1 to Series A Warrant and Series B Warrant to Purchase Shares of Common Stock and Amendment No. 2 to Series C Warrant to Purchase Shares of Common Stock of Juma Technology Corp. between the Company and Vision Opportunity Master Fund, Ltd.

4.2
Amendment No. 1 to Series A Warrant and Series B Warrant to Purchase Shares of Common Stock and Amendment No. 2 to Series C Warrant to Purchase Shares of Common Stock of Juma Technology Corp. between the Company and Vision Capital Advantage Fund, L.P.

4.3	Exchange Agreement between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of September 12, 2008
4.4	Exchange Agreement between Juma Technology Corp. and Vision Capital Advantage Fund, L.P. dated as of September 12, 2008